Exhibit 99.3

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [5], 2005

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

The information contained herein with respect to the subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about July [28], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing in the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

SCENARIO					1	2	3	4	5	6	7
Speed				Pricing	100% pricing	100% pricing	100% pricing	100% pricing	100% pricing	100% pricing	100% pricing
Rates					Forward	Forward	Forward	Forward	Forward+200	Forward	Forward+200
Triggers					Fail	Fail	Fail	Fail	Fail	Fail	Fail
Cleanup Call					To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity
Default P&I Advance					100% Advance	100% Advance	100% Advance	100% Advance	100% Advance	100% Advance	100% Advance
Default Severity					35%	45%	55%	60%	60%	60%	60%
Default Recovery Lag				Months	0 months	0 months	0 months	0 months	0 months	6 months	6 months
Default Balance					Current Balance	Current Balance	Current Balance	Current Balance	Current Balance	Current Balance	Current Balance
CPR = CDR + CRR				Capped at prepay
			CPR = CRR	PSA standard	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR
Class	Ratings SP/Moodys	Initial Bond Size	Sub- ordination
A	AAA/Aaa	76.15	23.85	CDR CummLosses
M1	AA+ / Aa1	3.70	20.15	CDR CummLosses
M2	AA / Aa2	3.40	16.75	CDR CummLosses
M3	AA / Aa3	2.05	14.70	CDR CummLosses	31.096 18.54%	22.482 19.32%	17.599 19.86%	15.875 20.07%	12.927 17.14%	15.044 19.27%	12.593 16.79%
M4	AA- / A1	1.80	12.90	CDR CummLosses	27.159 17.03%	27.159 17.03%	27.159 17.03%	27.159 17.03%	27.159 17.03%	27.159 17.03%	27.159 17.03%
M5	A+ / A2	1.60	11.30	CDR CummLosses	23.953 15.69%	17.741 16.34%	14.086 16.79%	12.771 16.97%	9.976 13.91%	11.958 16.11%	9.646 13.53%
M6	A / A3	1.50	9.80	CDR CummLosses	21.140 14.40%	15.805 15.00%	12.620 15.41%	11.463 15.57%	8.740 12.46%	10.657 14.68%	8.409 12.06%
B1	A- / Baa1	1.40	8.40	CDR CummLosses	18.604 13.16%	14.024 13.69%	11.252 14.06%	10.239 14.20%	7.587 11.04%	9.438 13.28%	7.256 10.62%
B2	BBB+ / Baa2	1.20	7.20	CDR CummLosses	16.546 12.07%	12.554 12.56%	10.111 12.88%	9.213 13.01%	6.634 9.82%	8.420 12.06%	6.300 9.39%
B3	BBB / Baa3	1.10	6.10	CDR CummLosses	14.672 11.03%	11.192 11.45%	9.042 11.74%	8.254 11.86%	5.770 8.69%	7.467 10.88%	5.442 8.24%
B4	BBB- / Ba1	0.60	5.50	CDR CummLosses
B5	BBB- / Ba2	1.00	4.50	CDR CummLosses
B6	BB+ / NR	1.65	2.85	CDR CummLosses
B7	BB / NR	1.00	1.85	CDR CummLosses

OC		1.85

1. Expected S&P BB loss %		Collateral Balance	17.86%
Fixed	3.90	62,861,748.62	70
Arm	6.10	213,138,251.38	109
2. % Loss of “BB” class - Princ (Triggers Fail)

		Libor forward - 50			Libor forward
B-4 S&P Loss Ramp*		100%	125%	150%	100%	125%	150%
		S&P Prepay Ramp**			S&P Prepay Ramp
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
1.00%	CumLosses	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
2.00%	CumLosses	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
3.00%	CumLosses	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,171,407.46 (2.96%)	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,172,936.10 (2.96%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
4.00%	CumLosses	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,441,256.29 (3.78%)	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,443,118.00 (3.78%)

		Libor forward +200			Libor forward + 400
B-4 S&P Loss Ramp*		100%	125%	150%	100%	125%	150%
		S&P Prepay Ramp			S&P Prepay Ramp
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
1.00%	CumLosses	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
2.00%	CumLosses	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
3.00%	CumLosses	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,176,909.27 (2.96%)	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,178,040.38 (2.96%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
4.00%	CumLosses	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,447,775.58 (3.79%)	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,449,036.13 (3.79%)

		Libor forward - 50			Libor forward
B-5 S&P Loss Ramp*		100%	125%	150%	100%	125%	150%
		S&P Prepay Ramp**			S&P Prepay Ramp
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
1.00%	CumLosses	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
2.00%	CumLosses	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
3.00%	CumLosses	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,171,407.46 (2.96%)	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,172,936.10 (2.96%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
4.00%	CumLosses	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,441,256.29 (3.78%)	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,443,118.00 (3.78%)

		Libor forward +200			Libor forward + 400
B-5 S&P Loss Ramp*		100%	125%	150%	100%	125%	150%
		S&P Prepay Ramp			S&P Prepay Ramp
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
1.00%	CumLosses	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
2.00%	CumLosses	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
3.00%	CumLosses	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,176,909.27 (2.96%)	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,178,040.38 (2.96%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
4.00%	CumLosses	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,447,775.58 (3.79%)	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,449,036.13 (3.79%)

3. % Loss of “BB” class - Princ (Triggers Pass)

		Libor forward - 50			Libor forward
B-4 S&P Loss Ramp*		100%	125%	150%	100%	125%	150%
		S&P Prepay Ramp**			S&P Prepay Ramp
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
1.00%	CumLosses	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
2.00%	CumLosses	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
3.00%	CumLosses	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,171,407.46 (2.96%)	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,172,936.10 (2.96%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	221,049.67 (13.35%)	0.00 (0.00%)	66,623.74 (4.02%)	569,642.65 (34.40%)
4.00%	CumLosses	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,441,256.29 (3.78%)	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,443,118.00 (3.78%)

		Libor forward +200			Libor forward + 400
B-4 S&P Loss Ramp*		100%	125%	150%	100%	125%	150%
		S&P Prepay Ramp			S&P Prepay Ramp
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
1.00%	CumLosses	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	321,083.71 (19.39%)
2.00%	CumLosses	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	743,489.90 (44.90%)	0.00 (0.00%)	0.00 (0.00%)	348,343.24 (21.04%)
3.00%	CumLosses	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,176,909.27 (2.96%)	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,178,040.38 (2.96%)
	Prin Writedown	0.00 (0.00%)	286,915.00 (17.33%)	294,643.97 (17.79%)	0.00 (0.00%)	338,335.79 (20.43%)	0.00 (0.00%)
4.00%	CumLosses	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,447,775.58 (3.79%)	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,449,036.13 (3.79%)

		Libor forward - 50			Libor forward
B-5 S&P Loss Ramp*		100%	125%	150%	100%	125%	150%
		S&P Prepay Ramp**			S&P Prepay Ramp
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
1.00%	CumLosses	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	274,501.22 (9.95%)	0.00 (0.00%)	0.00 (0.00%)	311,754.76 (11.30%)
2.00%	CumLosses	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	708,046.42 (25.65%)	0.00 (0.00%)	0.00 (0.00%)	717,413.75 (25.99%)
3.00%	CumLosses	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,171,407.46 (2.96%)	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,172,936.10 (2.96%)
	Prin Writedown	0.00 (0.00%)	441,508.64 (16.00%)	735,871.81 (26.66%)	0.00 (0.00%)	477,589.12 (17.30%)	397,511.76 (14.40%)
4.00%	CumLosses	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,441,256.29 (3.78%)	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,443,118.00 (3.78%)

		Libor forward +200			Libor forward + 400
B-5 S&P Loss Ramp*		100%	125%	150%	100%	125%	150%
		S&P Prepay Ramp			S&P Prepay Ramp
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
1.00%	CumLosses	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)	2,763,239.18 (1.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	393,815.52 (14.27%)	0.00 (0.00%)	0.00 (0.00%)	70,298.35 (2.55%)
2.00%	CumLosses	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)	5,526,478.36 (2.00%)
	Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	427,595.41 (15.49%)	0.00 (0.00%)
3.00%	CumLosses	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,176,909.27 (2.96%)	8,289,717.54 (3.00%)	8,289,717.54 (3.00%)	8,178,040.38 (2.96%)
	Prin Writedown	0.00 (0.00%)	509,590.85 (18.46%)	0.00 (0.00%)	0.00 (0.00%)	644,469.05 (23.35%)	922,701.39 (33.43%)
4.00%	CumLosses	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,447,775.58 (3.79%)	11,052,956.72 (4.00%)	11,052,956.72 (4.00%)	10,449,036.13 (3.79%)

3. Breakeven Runs

SCENARIO					1	2	3	4	5	6
Rates					Forward-50	Forward-50	Forward-50	Forward	Forward	Forward
Speed				S&P Vector	100%	125%	150%	100%	125%	150%
Triggers					Fail	Fail	Fail	Fail	Fail	Fail
Cleanup Call					To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity
Default P&I Advance					100% Advance	100% Advance	100% Advance	100% Advance	100% Advance	100% Advance
Default Severity					100%	100%	100%	100%	100%	100%
Default Recovery Lag				Months	12 months	12 months	12 months	12 months	12 months	12 months
Default Balance					Current Balance	Current Balance	Current Balance	Current Balance	Current Balance	Current Balance
CPR = CDR + CRR				Capped at prepay
CPR = CRR				PSA standard	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR
Class	SP/Moodys	Initial Bond Size	Sub- ordination
A	AAA/Aaa	100.00	23.85	CDR
				CummLosses
M1	AA+ / Aa1	3.70	20.15	CDR
				CummLosses
M2	AA / Aa2	3.40	16.75	CDR
				CummLosses
M3	AA / Aa3	2.05	14.70	CDR
				CummLosses
M4	AA- / A1	1.80	12.90	CDR
				CummLosses
M5	A+ / A2	1.60	11.30	CDR
				CummLosses
M6	A / A3	1.50	9.80	CDR
				CummLosses
B1	A- / Baa1	1.40	8.40	CDR
				CummLosses
B2	BBB+ /Baa2	1.20	7.20	CDR
				CummLosses
B3	BBB / Baa3	1.10	6.10	CDR
				CummLosses
B4	BBB- / Ba1	0.60	5.50	CDR	4.077	4.358	4.711	3.873	4.163	4.539
				CummLosses	9.23%	7.83%	6.94%	8.80%	7.50%	6.70%
B5	BBB- / Ba2	1.00	4.50	CDR	3.559	3.730	3.973	3.361	3.545	3.808
				CummLosses	8.13%	6.75%	5.89%	7.70%	6.43%	5.65%
B6	BB+ / NR	1.65	2.85	CDR
				CummLosses
B7	BB / NR	1.00	1.85	CDR
				CummLosses

OC		1.85			—	—	—	—	—	—

SCENARIO					7	8	9	10	11	12
Rates					Forward+200	Forward+200	Forward+200	Forward+400	Forward+400	Forward+400
Speed				S&P Vector	100%	125%	150%	100%	125%	150%
Triggers					Fail	Fail	Fail	Fail	Fail	Fail
Cleanup Call					To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity
Default P&I Advance					100% Advance	100% Advance	100% Advance	100% Advance	100% Advance	100% Advance
Default Severity					100%	100%	100%	100%	100%	100%
Default Recovery Lag				Months	12 months	12 months	12 months	12 months	12 months	12 months
Default Balance					Current Balance	Current Balance	Current Balance	Current Balance	Current Balance	Current Balance
CPR = CDR + CRR				Capped at prepay
CPR = CRR				PSA standard	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR
Class	SP/Moodys	Initial Bond Size	Sub- ordination
A	AAA/Aaa	100.00	23.85	CDR
				CummLosses
M1	AA+ / Aa1	3.70	20.15	CDR
				CummLosses
M2	AA / Aa2	3.40	16.75	CDR
				CummLosses
M3	AA / Aa3	2.05	14.70	CDR
				CummLosses
M4	AA- / A1	1.80	12.90	CDR
				CummLosses
M5	A+ / A2	1.60	11.30	CDR
				CummLosses
M6	A / A3	1.50	9.80	CDR
				CummLosses
B1	A- / Baa1	1.40	8.40	CDR
				CummLosses
B2	BBB+ /Baa2	1.20	7.20	CDR
				CummLosses
B3	BBB / Baa3	1.10	6.10	CDR
				CummLosses
B4	BBB- / Ba1	0.60	5.50	CDR	3.014	3.371	3.855	2.465	3.028	3.704
				CummLosses	6.96%	6.13%	5.72%	5.75%	5.53%	5.50%
B5	BBB- / Ba2	1.00	4.50	CDR	2.534	2.783	3.155	2.012	2.461	3.014
				CummLosses	5.90%	5.09%	4.71%	4.73%	4.52%	4.50%
B6	BB+ / NR	1.65	2.85	CDR
				CummLosses
B7	BB / NR	1.00	1.85	CDR
				CummLosses

OC		1.85			—	—	—	—	—	—